UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                    ________


                                 CURRENT REPORT
                                 ______________
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                               SEPTEMBER 21, 2009
                               __________________
                Date of Report (Date of earliest event reported)


                               BWI HOLDINGS, INC.
                               __________________
             (Exact name of registrant as specified in its charter)

           NEVADA                     333-145471                      N/A
           ______                     __________                      ___
(State or other jurisdiction   (Commission File Number)         (IRS Employer
      of incorporation)                                      Identification No.)

                       3915 - 61ST AVENUE S.E.
                          CALGARY, ALBERTA
                               CANADA                            T2C 1V5
                               _______                           _______
              (Address of principal executive offices)          (Zip Code)


                                 (403) 255-2900
                                 ______________
               Registrant's telephone number, including area code


                                       n/a
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule  14a-12 under the Exchange  Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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


SECTION 7.  REGULATION FD

ITEM 7.01   REGULATION FD DISCLOSURE.

BWI Holdings, Inc., a Nevada corporation (the "Corporation"), is in receipt of the OTCBB Delinquency Notification dated August 14, 2009 from Financial Industry Regulatory Authority ("FINRA"). This Current Report on Form 8-K is being filed to address the delinquencies. The Corporation is delinquent in filing its Annual Report on Form 10-K for fiscal year ended March 31, 2009 (the "Annual Report") and its Quarterly Report on Form 10-Q for quarter ended June 30, 2009 (the "Quarterly Report") due to lack of sufficient capital. The costs associated with a year-end audit of all the entities that comprise the Corporation has proven to be too expensive at a time when the Corporation is attempting to optimize and restructure its operations. As of the date of this Current Report, the Corporation is in the process of compiling financial information regarding its business operations and recent acquisitions to provide to its independent public accountants. The financial statements are also cuirrently in the process of being audited for both periods. Management anticipates filing of its Annual Report and Quarterly Report approximately within the next sixty (60) days.

Therefore, effective September 15, 2009, the Corporation's shares of common stock will be quoted on the Pink Sheets under the symbol "BWIH.PK".

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(A) FINANCIAL  STATEMENTS OF BUSINESS  ACQUIRED.

Not applicable.

(B) PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(C) SHELL COMPANY TRANSACTION.

Not applicable.

(D) EXHIBITS.

Not applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BWI HOLDINGS, INC.

DATE:  SEPTEMBER 21, 2009               /s/ JIM CAN
                                        ________________________________________
                                        NAME: JIM CAN
                                        TITLE: PRESIDENT/CHIEF EXECUTIVE OFFICER


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